Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Textainer Group Holdings Limited (the “Company”)

Wells Fargo Securities, LLC (“Wells Fargo”)

RBC Capital Markets, LLC

(together, the “Specified Parties”)

Re: Textainer Marine Containers VII Limited, Fixed Rate Asset-Backed Notes, Series 2018-1 (the “Notes”)—Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “TMCL VII 2018-1 Data Tape (updated).xlsb” (the “Data File”), provided to us on July 16, 2018, containing certain information related to 107,094 containers (the “Containers”), 60,102 of which were Containers in the Company’s existing fleet (the “Current Containers”), and the remaining 46,992 were Containers which the Company informed us were newly built Containers with in-place leases awaiting pickup (the “Factory Containers”), and the associated leases (the “Leases”) as of May 31, 2018, which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $0.01 and 0.1%, respectively, unless otherwise noted.

•	The term “Cutoff Date” means May 31, 2018.

•

The term “Sources” refers to the following information provided by the Company: Invoice, Acceptance Certificate, Certificate of Inspection, Lease Agreement (including any Addendum or Amendment thereto), screenshots from the Company’s fixed asset management system or billing and tracking system, residual value percentage and depreciation life by Equipment Type, and additional data related to the Sample Leases (defined below) such as: yield (applicable to Sample Factory Containers) and discount rate (applicable to Sample Current Containers subject to Lease Type “Purchase Lease”).

KPMG LLP is a Delaware limited liability partnership and the U.S member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

We performed the following procedures:

A.

The Company instructed us to select a random sample of 20 Current Containers (the “Sample Current Containers”) and 5 Factory Containers (the “Sample Factory Containers”) (together, the “Sample Containers”) from the Data File. A listing of the Sample Containers is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Containers that we were instructed to randomly select from the Data File.

B.

For each of the Sample Containers and the associated Lease (the “Sample Lease”), we compared or recomputed the information in the Data File to or using the information stated in the Sources indicated below, utilizing instructions (as applicable) provided by the Company. The Specified Parties indicated that the absence of any of the noted Sources or the inability to agree the indicated information from the Data File to the Source(s), utilizing the instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attributes	Sources and Instructions

Container Unit ID	Invoice

Original Equipment Cost (“OEC”)	For each Sample Current Container, the screenshot from the Company’s fixed asset management system.

For each Sample Factory Container, the Company instructed us to recompute OEC based on the Sample Container’s Lease Rate (stated in the Data File) and the yield for the respective Sample Lease.

The Company instructed us to consider the information to be in agreement if the difference was not greater than $1.00.

Net Book Value (“NBV”)	For each Sample Current Container subject to Lease Type “Long Term Lease,” the Company instructed us to recompute NBV based on the OEC stated in the Data File, and the residual value percentage and depreciation life by Equipment Type.

For each Sample Current Container subject to Lease Type “Purchase Lease,” the Company instructed us to recompute NBV as the present value of the Buyout Amount (stated in the Data File) and the remaining monthly lease payments as of the Cutoff Date, using the discount rate for the respective Sample Lease. The Company instructed us to recompute the remaining monthly lease payments based on the Lease Rate and Lease Expiration Date (stated in the Data File).

The Company instructed us to consider the information to be in agreement if the difference was not greater than 3.00%.

Attributes	Sources and Instructions

For each Sample Factory Container, the Company instructed us to consider the information to be in agreement if the NBV was equal to the OEC stated in the Data File.

Manufacture Date	Date of the Acceptance Certificate or Certificate of Inspection. The Company instructed us to consider the information to be in agreement if the difference was not greater than 30 days.

Age	For each Sample Current Container, the Company instructed us to recompute Age as the number of months from the Manufacture Date stated in the Data File to the Cutoff Date.

For each Sample Factory Container, the Company instructed us to consider the information to be in agreement if the Age stated in the Data File was 0.

Equipment Type	Invoice and instructions provided by the Company regarding acceptable abbreviations of Equipment Types listed in Exhibit B.

Lessee’s Name (applicable only for Sample Current Containers)	Lease Agreement

Lease Type (applicable only for Sample Current Containers)	Lease Agreement. The Company instructed us to consider the Lease to be a finance lease (Lease Type “Purchase Lease”) if the Lease Agreement included a bargain purchase option at the end of the lease term, and to consider the Lease to be a term lease (Lease Type “Long Term Lease”) if the Lease Agreement did not include a bargain purchase option and indicated a term of greater than one year, or included an automatic renewal clause.

Lease Rate (applicable only for Sample Current Containers)	Lease Agreement. For Sample Containers #11 and #12, the Company instructed us to recompute Lease Rate by subtracting the damage protection plan amount (stated in a screenshot from the Company’s fixed asset management system) from the Lease Rate stated in the Lease Agreement.

Lease Start Date (applicable only for Sample Current Containers)	Lease Agreement. The Company instructed us to compare the Lease Start Date stated in the Data File to the Start Date of the Base Term stated in the Lease Agreement, or, if such date is not available, the date after the Build-up Period, the Deemed On-hire date, or the Effective Date of the Lease stated in the Lease Agreement.

Lease Expiration Date (applicable only for Sample Current Containers)	Lease Agreement. The Company instructed us to compare the Lease Expiration Date stated in the Data File to the last date of the Base Term stated in the Lease Agreement, or if such date is not available, to recompute Lease Expiration Date by adding the Base Term stated in the Lease Agreement to the Lease Start Date.

Buyout Amount (applicable only for Current Sample Containers subject to Lease Type “Purchase Lease”)	Lease Agreement

The information regarding the Sample Containers and Sample Leases was found to be in agreement with the respective information stated in the Sources.

C.

For each Sample Current Container, we observed an “OL” status in the Company’s billing and tracking system or the presence of a signed Lease Agreement. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement.

D.	The Company instructed us to consider a Sample Container to be “New” if an Invoice was available. For each Sample Container, we observed the presence of an Invoice.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Sources, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers or the existence of the Leases, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition of the Containers or origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers or Leases being securitized, (iii) the compliance of the lessor of the Containers and originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers or the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA

July 20, 2018

Exhibit A

The Sample Containers

Sample Container Number	Container ID	Sample Container Number	Container ID

1	TEMU938327	14	TGBU205033

2	TEMU142848	15	TEMU131620

3	TEMU923793	16	TEMU132046

4	TEMU143871	17	TEMU133827

5	TEMU601894	18	TEMU153487

6	TGBU625378	19	TEMU180897

7	TEMU148912	20	TEMU178094

8	TGBU575697	21[1]	TGBU644263

9	TGBU603157	22[1]	TGBU231157

10	TGBU598712	23[1]	TGBU621372

11	TGBU611141	24[1]	TGBU585443

12	TGBU610997	25[1]	TGBU602693

13	TGBU202898

[1]	The Sample Factory Containers

A-1

Exhibit B

Acceptable Equipment Type Abbreviations provided by the Company

Equipment Type	Acceptable Abbreviations

2S	20GP

20’ STANDARD DRY CARGO CONTAINERS

20’X8’X8’6” DRY VAN CONTAINER

20’X8’X8’6” ISO 1CC DRY VAN CONTAINER

20’ STEEL DRY VAN CONTAINER

20X8X8’6 DRY CARGO CONTAINER

20X8X8’6 ISO TYPE DRY CARGO STEEL

CONTAINERS

4H	40’ HC

40’X8’X9’6” STEEL DRY CARGO CONTAINER

40’x8’x9’6” DRY CARGO CONTAINERS

40X8X9’6 ISO IAAA DRY VAN CONTAINER

4Y	40’ x 8’ x 9’6” REFRIGERATED CONTAINER

B-1